EXHIBIT 1

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

           (i) his beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

          (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Company, and

         (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                                     /s/ Bernardo Quintana Isaac
                                                     ---------------------------
                                                     Bernardo Quintana Isaac

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) her beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

          (ii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Company, and

         (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                           /s/ Alexandra Kawage de Quintana
                                           --------------------------------
                                          Alexandra Kawage de Quintana

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) her beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

          (ii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Company, and

          (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                              /s/ Ana Alejandra Quintana Kawage
                                              ---------------------------------
                                              Ana Alejandra Quintana Kawage

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Diego Quintana Kawage and Manuel Abud Elias, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) his beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

          (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Company, and

         (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                              /s/ Alonso Quintana Kawage
                                              --------------------------
                                              Alonso Quintana Kawage

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) his beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

          (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Company, and

         (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                          /s/ Diego Quintana Kawage
                                          -------------------------
                                          Diego Quintana Kawage

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) her beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

          (ii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Company, and

          (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                                 /s/ Andrea Quintana Kawage
                                                 --------------------------
                                                 Andrea Quintana Kawage

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

               (i) his beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

               (ii) his beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Company, and

               (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person,

and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                            /s/ Rodrigo A. Quintana Kawage
                                            ------------------------------
                                            Rodrigo A. Quintana Kawage

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

               (i) her beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

               (ii) her beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Company, and

              (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person,

and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                                 /s/ Martha Quintana de Zarak
                                                 -----------------------------
                                                 Martha Quintana de Zarak

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

               (i) her beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

               (ii) her beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Company, and

              (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person,

and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                             /s/ Claudia Quintana de Tinajero
                                             --------------------------------
                                             Claudia Quintana de Tinajero

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

               (i) her beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

               (ii) her beneficial ownership (direct or indirect) of any
                    securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Company, and

              (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person,

and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                              /s/ Cecilia Quintana de Orvananos
                                              ---------------------------------
                                              Cecilia Quintana de Orvananos

                                POWER OF ATTORNEY

                  The undersigned hereby constitutes and appoints Alonso Quintana Kawage and Manuel Abud Elias, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

                  (i) his beneficial ownership (direct or indirect) of any securities of Empresas ICA Sociedad Controladora, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States (the "Company"),

                  (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Company, and

                  (iii) any securities beneficially owned by the undersigned other than through the Company, which securities are required by applicable law to be aggregated in any Filing in which the Company is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2006.

January 9, 2004

                                                /s/ Luis Quintana Isaac
                                                -----------------------
                                                Luis Quintana Isaac